UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

RELIV INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11768	37-1172197
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

136 Chesterfield Industrial Boulevard, Chesterfield, MO 63005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (636) 537-9715

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 2.02 – Results of Operations and Financial Condition

On August 3, 2005, Reliv International, Inc. issued a press release reporting earnings and other financial results for its second quarter ended June 30, 2005. A copy of the Press Release is attached as Exhibit 99.

Item No. 9.01 – Exhibit

(c)	The following exhibit is attached hereto:

Exhibit No.	Exhibit

99

Press Release dated August 3, 2005 captioned: “Reliv International Reports Second Quarter 2005 Results of Operations Company Delivers 65 Percent Increase in Net Income with 19 Percent Growth in Net Sales”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliv International, Inc.
(Registrant)

Date:	August 4, 2005	By:	/s/ Stephen M. Merrick
Stephen M. Merrick, Senior Vice
President